                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                ____________

                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934


                           _____________________



                     Date of Report (Date of earliest
                      event reported) November 9, 1994



              Central Fidelity Banks, Inc.
(Exact name of registrant as specified in its charter)



  Virginia                       0-8829                54-1091649
 (State of              (Commission File Number)    (IRS Employer
incorporation)                                      Identification No.)



   P.O. Box 27602, Richmond, Virginia                     23261
(Address of principal executive offices)                (Zip Code)



                              (804) 782-4000
                      (Registrant's telephone number,
                            including area code)


                                  N/A
       (Former name or former address, if changed since last report)

Items 1-4. Not Applicable.

Item 5.     Other Events.

            On May 3, 1989, the Board of Directors of Central Fidelity Banks, Inc., a Virginia corporation (the "Company"), declared a dividend of one right (a "Right") for each share of common stock, par value $5 per share ("Common Stock"), of the Company held of record at the close of business on May 18, 1989 (the "Record Date"), or issued thereafter and prior to the Distribution Date (as hereinafter defined). The Rights were issued pursuant to a Rights Agreement, dated as of May 3, 1989 (the "Rights
Agreement"), between the Company and Mellon Bank, N.A., as Rights Agent. On November 9, 1994, the Company amended and restated the Rights Agreement in its entirety (the "Restated Rights Agreement") and appointed Central Fidelity National Bank to replace Mellon Bank, N.A. as Rights Agent. The terms of the Rights, as so amended, are summarized herein.

            Each Right entitles its registered holder to purchase from the
Company, after the Distribution Date, one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $25.00 per share (the "Participating Preferred Stock"), for $110 (the "Purchase Price"), subject to adjustment. The Rights will be evidenced by the Common Stock certificates until the close of business on the earlier of the date (either, the "Distribution Date") which is (i) the tenth business day (or such later date as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Distribution Date that would otherwise have occurred) after the date on which any Person (as defined in the Restated Rights Agreement) commences a tender or exchange offer which, if consummated, would result in such Person's becoming an Acquiring Person, as defined below, or (ii) the tenth business day (or such earlier or later date as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Flip-in Date (as defined below) that would otherwise have occurred) after the first date of public announcement by the
Company that such Person has become an Acquiring Person, other than as a result of a Flip-over Transaction or Event (as defined below)(the "Flip-in
Date"); provided that if a tender or exchange offer referred to in clause
(i) is cancelled, terminated or otherwise withdrawn prior to the Distribution Date without the purchase of any shares of stock pursuant thereto, such offer shall be deemed never to have been made. An Acquiring
Person is any Person who is the Beneficial Owner (as defined in the Restated Rights Agreement) of 10% or more of the outstanding shares of Common Stock, provided, however, such term shall not include (i) the Company, any wholly-owned subsidiary of the Company or any employee stock ownership or other employee benefit plan of the Company,
(ii) any person who is the Beneficial Owner of 10% or more of the outstand-ing Common Stock as of the date of the Restated Rights Agreement or who shall become the Beneficial Owner of 10% or more of the outstanding Common
Stock solely as a result of an acquisition of Common Stock by the Company, until such time as such Person acquires additional Common Stock, other than through a dividend or stock split, (iii) any Person who becomes an Acquiring Person without any plan or intent to seek or affect control of the Company if such Person, promptly divests sufficient securities such that such 10% or greater Beneficial Ownership ceases or (iv) any Person who
Beneficially Owns shares of Common Stock consisting solely of (A) shares acquired pursuant to the grant or exercise of an option granted by the Company in connection with an agreement to merge with, or acquire, the Company prior to a Flip-in Date, (B) shares owned by such Person and its Affiliates and Associates at the time of such grant, (C) shares, amounting to less than 1% of the outstanding Common Stock, acquired by Affiliates and
Associates of such Person after the time of such grant and (D) Common Shares which are held by such Person in trust accounts, managed accounts or in a fiduciary capacity for the benefit of third persons who are not Affiliates or Associates of such Person or in respect of a debt previously contracted. The Restated Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Stock. Common Stock certificates issued prior to the Distribution Date shall evidence one Right for each share of Common Stock represented thereby and shall contain a legend incorporating by reference the terms of the Restated Rights Agreement (as such may be amended from time to time). Notwithstanding the absence of the aforementioned legend or the existence of an earlier form of legend, certificates evidencing shares of Common Stock outstanding on or prior to November 9, 1994 shall also evidence one Right for each share of Common Stock evidenced thereby. Promptly following the Distribution Date, separate certificates evidencing the Rights ("Rights
Certificates") will be mailed to holders of record of Common Stock at the Distribution Date.

            The Rights will not be exercisable until the Business Day (as defined in the Restated Rights Agreement) following the Distribution Date.
The Rights will expire on the earliest of (i) the Exchange Time (as defined below), (ii) the close of business on November 9, 2004, (iii) the date on which the Rights are redeemed as described below and (iv) upon the merger of the Company into another corporation pursuant to an agreement entered into prior to a Flip-in Date (in any such case, the "Final Expiration Date").

            The Purchase Price and the number of Rights outstanding, or in certain circumstances the securities purchasable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution in the event of a Common Stock dividend on, or a subdivision or a combination into a smaller number of shares of, Common Stock, or the issuance or distribution of any securities or assets in respect of, in lieu of or in exchange for Common Stock.

            In the event that prior to the Final Expiration Date a Flip-
in
Date occurs, the Company shall take such action as shall be necessary to ensure and provide that each Right (other than Rights Beneficially Owned by the Acquiring Person or any affiliate or associate thereof, which Rights shall become void) shall constitute the right to purchase from the Company, upon the exercise thereof in accordance with the terms of the Restated Rights Agreement, that number of shares of Common Stock of the Company having an aggregate Market Price (as defined in the Restated Rights Agreement), on the date of the public announcement of an Acquiring Person's becoming such (the "Shares Acquisition Date") that gave rise to the Flip-
in
Date, equal to twice the Purchase Price for an amount in cash equal to the
then current Purchase Price. In addition, the Board of Directors of the Company may, at its option, at any time after a Flip-in Date and prior to the time an Acquiring Person becomes the Beneficial Owner of more than 50%
of the outstanding shares of Common Stock, elect to exchange all (but not less than all) the then outstanding Rights (other than Rights Beneficially
Owned by the Acquiring Person or any affiliate or associate thereof, which
Rights become void) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of the Distribution Date (the "Exchange Ratio"). Immediately upon such action by the Board of Directors (the "Exchange Time"), the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive a number of shares of Common Stock equal to the Exchange Ratio.

            Whenever the Company shall become obligated under the preceding paragraph to issue shares of Common Stock upon exercise of or in exchange for Rights, the Company, at its option, may substitute therefor shares of Participating Preferred Stock, at a ratio of one one-hundredth of a share of Participating Preferred Stock for each share of Common Stock so issuable.

            In the event that prior to the Final Expiration Date the Company enters into, consummates or permits to occur a transaction or series of transactions after the time an Acquiring Person has become such in which, directly or indirectly, (i) the Company shall consolidate or merge or participate in a binding share exchange with any other Person if, at the time of the consolidation, merger or share exchange or at the time the Company enters into an agreement with respect to such consolidation, merger or share exchange, the Acquiring Person controls the
Board of Directors of the Company and either (A) any term of or arrangement concerning the treatment of shares of capital stock in such merger, consolidation or share exchange relating to the Acquiring Person is not identical to the terms and arrangements relating to other holders of Common
Stock or (B) the Person with whom the transaction or series of transactions occurs is the Acquiring Person, an Affiliate or Associate of the Acquiring
Person or acting in concert with the Acquiring Person or (ii) the Company shall sell or otherwise transfer (or one or more of its subsidiaries shall sell or otherwise transfer) assets (A) aggregating more than 50% of the assets (measured by either book value or fair market value) or
(B) generating more than 50% of the operating income or cash flow, of the Company and its subsidiaries (taken as a whole) to any other Person (other than the Company or one or more of its wholly-owned subsidiaries) or to two or more such Persons which are affiliated or otherwise acting in concert, if, at the time of such sale or transfer of assets or at the time the Company (or any such subsidiary) enters into an agreement with respect to such sale or transfer, the Acquiring Person controls the Board of Directors of the Company (a "Flip-over Transaction or Event"), the Company shall take such action as shall be necessary to ensure, and shall not enter into, consummate or permit to occur such Flip-over Transaction or Event until it shall have entered into a supplemental agreement with the Person engaging in such Flip-over Transaction or Event or the parent corporation thereof (the "Flip-over Entity"), for the benefit of the holders of the Rights, providing, that upon consummation or occurrence of the Flip-over Transaction or Event (i) each Right shall thereafter constitute the right to purchase from the Flip-over Entity, upon exercise thereof in accordance with the terms of the Restated Rights Agreement, that number of shares of common stock of the Flip-over Entity having an aggregate Market Price on the date of consummation or occurrence of such Flip-over Transaction or Event equal to twice the Purchase Price for an amount in cash equal to the then current Purchase Price and (ii) the Flip-over Entity shall thereafter be liable for, and shall assume, by virtue of such Flip-over Transaction or
Event and such supplemental agreement, all the obligations and duties of the Company pursuant to the Restated Rights Agreement. For purposes of the foregoing description, the term "Acquiring Person" shall include any

Acquiring Person and its Affiliates and Associates counted together as a single Person.

            The Board of Directors of the Company may, at its option, at any time prior to the close of business on the Flip-in Date, redeem all (but not less than all) the then outstanding Rights at a price of $.01 per
Right) (the "Redemption Price"), as provided in the Restated Rights Agreement. Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive the Redemp-tion Price in cash for each Right so held.

            The holders of Rights will, solely by reason of their ownership of Rights, have no rights as shareholders of the Company, including, without limitation, the right to vote or to receive dividends.

            The Restated Rights Agreement (which includes as Exhibit A the forms of Rights Certificate and Election to Exercise) is attached hereto as an exhibit and is incorporated herein by reference. The foregoing descrip-tion of the Rights is qualified in its entirety by reference to the Restated Rights Agreement and such exhibit thereto.

Item 6.      Not Applicable.

Item 7.      Exhibits.

Exhibit No.     Description

   (4)          Restated Rights Agreement, which
                includes an amended Form of Rights
                Certificate and of Election to
                Exercise, included as Exhibit A to the
                Restated Rights Agreement.

  (99)         Press release, dated November 10, 1994,
               issued by the Company.

                            SIGNATURE

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         CENTRAL FIDELITY BANKS, INC.



                                          By /s/ James F. Campbell
                                             Name:  James F. Campbell
                                             Title: Senior Vice President
                                                    and Controller




Date:  November 18, 1994

                               EXHIBIT INDEX



 Exhibit No.
 Under Reg.
S-K, Item 601           Description

    (4)         Amended and Restated Rights Agreement,
                dated as of November 9, 1994 (the
                "Rights Agreement"), between Central
                Fidelity Banks, Inc. and Central
                Fidelity National Bank, as Rights
                Agent, including as Exhibit A the forms
                of Rights Certificate and Election to
                Exercise.

    (99)        Press release, dated November 10, 1994,
                issued by the Company.

                                                                  EXHIBIT
(4)






                        CENTRAL FIDELITY BANKS, INC.

                                    and

                       CENTRAL FIDELITY NATIONAL BANK

                                Rights Agent

                   Amended and Restated Rights Agreement

                        Dated as of November 9, 1994

                   AMENDED AND RESTATED RIGHTS AGREEMENT

                             Table of Contents

                                                      Page

                                 Article I
                            CERTAIN DEFINITIONS

Section 1.1   Certain Definitions ....................  2

                                 Article II
                                 THE RIGHTS

Section 2.1   Summary of Rights ......................  13
Section 2.2   Legend on Common Share
                Certificates .........................  13
Section 2.3   Exercise of Rights;
                Distribution of Rights Certificates ... 14
Section 2.4   Adjustments to Purchase Price;
                Number of Rights .....................  18
Section 2.5   Date on Which Exercise is
                Effective ............................  20
Section 2.6   Execution, Authentication, Delivery
                and Dating of Rights
                Certificates .........................  21
Section 2.7   Registration, Registration of
                Transfer and Exchange ................  22
Section 2.8   Mutilated, Destroyed, Lost and
                Stolen Rights Certificates ...........  24
Section 2.9   Persons Deemed Owners ..................  25
Section 2.10  Delivery and Cancellation of
                Certificates .........................  26
Section 2.11  Agreement of Rights Holders ............  26

                                Article III
                 ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF
                            CERTAIN TRANSACTIONS

Section 3.1   Flip-in ................................  28
Section 3.2   Flip-over ..............................  32

                                 Article IV
                              THE RIGHTS AGENT

Section 4.1   General ................................  34
Section 4.2   Merger or Consolidation or Change of
                Name of Rights Agent .................  35
Section 4.3   Duties of Rights Agent .................  36
Section 4.4   Change of Rights Agent .................  40

                                 Article V
                               MISCELLANEOUS

Section 5.1   Redemption .............................  42
Section 5.2   Expiration .............................  43
Section 5.3   Issuance of New Rights
                Certificates .........................  43
Section 5.4   Supplements and Amendments .............  44
Section 5.5   Fractional Shares ......................  45
Section 5.6   Rights of Action .......................  45
Section 5.7   Holder of Rights Not Deemed a
                Shareholder ..........................  46
Section 5.8   Notice of Proposed Actions .............  47
Section 5.9   Notices ................................  47
Section 5.10  Suspension of Exercisability ...........  48
Section 5.11  Costs of Enforcement ...................  49
Section 5.12  Successors .............................  49
Section 5.13  Benefits of this Agreement .............  49
Section 5.14  Determination and Actions by
                the Board of Directors, etc...........  50
Section 5.15  Descriptive Headings ...................  50
Section 5.16  Governing Law ..........................  51
Section 5.17  Counterparts ...........................  51
Section 5.18  Severability ...........................  51

                                  EXHIBITS

Exhibit A     Form of Rights Certificate
              (Together with Form of
              Election to Exercise)

Exhibit B     Form of Articles of Amendment
              to Articles of Incorporation of
              Central Fidelity Banks, Inc.

                   AMENDED AND RESTATED RIGHTS AGREEMENT


            AMENDED AND RESTATED RIGHTS AGREEMENT (as amended from time to time, this "Agreement"), dated as of November 9, 1994, between Central

Fidelity Banks, Inc., a Virginia corporation (the "Company"), and Central

Fidelity National Bank, a national banking association, as Rights Agent

(the "Rights Agent", which term shall include any successor Rights Agent hereunder).

                                WITNESSETH:

            WHEREAS, the Company and Mellon Bank, N.A., as rights agent,

entered into a Rights Agreement, dated as of May 3, 1989 (hereinafter referred to as the "Original Rights Agreement") with respect to the declaration of one preferred share purchase right ("Right") for each Common

Share (as hereinafter defined) outstanding on May 18, 1989 (the "Record

Date"), each Right representing the right to purchase one one-hundredth of a share of participating preferred stock (which, as a result of two stock splits of the Company, became the right to purchase four nine-hundredths of share of participating preferred stock), upon the terms and subject to the conditions set forth in the Original Rights Agreement, and the Board of

Directors authorized and directed the issuance of one Right with respect to each Common Share that became outstanding between the Record Date and the earliest of the Distribution Date,
the Redemption Date and the Final Expiration Date (as such terms were defined in the Original Rights Agreement);

            WHEREAS, the Original Rights Agreement provides that until any

Person becomes an Acquiring Person (as such terms are defined in the

Original Rights Agreement), the Company may make any provisions with respect to the Rights which the Company may deem necessary or desirable and that the Company may replace the rights agent;

            WHEREAS, no Person has become an Acquiring Person (as such terms are defined in the Original Rights Agreement);

            WHEREAS, the Company desires to appoint Central Fidelity

National Bank to replace Mellon Bank, N.A. as rights agent;

            WHEREAS, the Company wishes each Right to be the right to

acquire one one-hundredth Preferred Share (as hereinafter defined);

            WHEREAS, the Company and the Rights Agent wish to amend and restate the Original Rights Agreement in its entirety as follows:

            NOW THEREFORE, in consideration of the premises and the Mutual agreements herein set forth, the parties hereby agree as follows:

                                 ARTICLE I

                            CERTAIN DEFINITIONS

            1.1 Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

            "Acquiring Person" shall mean any Person who is a Beneficial

Owner of 10% or more of the outstanding Common Shares; provided, however,

that the term "Acquiring Person" shall not include any Person (i) who is the Beneficial Owner of 10% or more of the outstanding Common Shares on the date of this Agreement or who shall become the Beneficial Owner of 10% or more of the outstanding Common Shares solely as a result of an acquisition by the Company of Common Shares, until such time hereafter or thereafter as any of such Persons shall become the Beneficial Owner (other than by means of a stock dividend or stock split) of any additional Common Shares, (ii)

who is the Beneficial Owner of 10% or more of the outstanding Common
Shares

but who acquired Beneficial Ownership of Common Shares without any plan or intention to seek or affect control of the Company, if such Person promptly enters into an irrevocable commitment promptly to divest, and thereafter promptly divests (without exercising or retaining any power, including voting, with respect to such shares), sufficient Common Shares (or securities convertible into, exchangeable into or exercisable for Common

Shares) so that such Person ceases to be the Beneficial Owner of 10% or more of the outstanding

Common Shares or (iii) who Beneficially Owns Common Shares consisting solely of one or more of (A) Common Shares Beneficially Owned pursuant to the grant or exercise of an option granted to such Person by the Company in connection with an agreement to merge with, or acquire, the Company at a time prior to a Flip-in Date, (B) Common Shares (or securities convertible into, exchangeable into or exercisable for Common Shares), Beneficially

Owned by such Person or its Affiliates or Associates at the time of grant of such option, (C) Common Shares (or securities convertible into,

exchangeable into or exercisable for Common Shares) acquired by Affiliates or Associates of such Person after the time of such grant which, in the aggregate, amount to less than 1% of the outstanding Common Shares and
(D)

Common Shares (or securities convertible into, exchangeable into or exercisable for Common Shares) which are held by such Person in trust accounts, managed accounts and the like or otherwise held in a fiduciary capacity, that are beneficially owned by third persons who are not

Affiliates or Associates of such Person or acting together with such Person to hold such shares, or which are held by such Person in respect of a debt previously contracted.  In addition, the Company, any wholly-owned

Subsidiary of the Company and any employee stock ownership or other employee benefit plan of the Company or a wholly-owned Subsidiary of the

Company shall not be an Acquiring Person.

            "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Securities Exchange Act of

1934, as such Rule is in effect on the date of this Agreement.

            A Person shall be deemed the "Beneficial Owner", and to have

"Beneficial Ownership" of, and to "Beneficially Own", any securities as to which such Person or any of such Person's Affiliates or Associates is or may be deemed to be the beneficial owner of pursuant to Rule 13d-3 and 13d-

5 under the Securities Exchange Act, as such Rules are in effect on the date of this Agreement as well as any securities as to which such Person or any of such Person's Affiliates or Associates has the right to become

Beneficial Owner (whether such right is exercisable immediately or only after the passage of time or the occurrence of conditions) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner", or to have "Beneficial Ownership" of, or to

"Beneficially Own", any security (i) solely because such security has been tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered security is accepted for payment or exchange or (ii) solely because such Person or any of such Person's Affiliates or

Associates has or shares the power to vote or direct the voting of such security pursuant to a revocable proxy given in response to a public proxy or consent solicitation made to more than ten holders of shares of a class of stock of the Company registered under Section 12 of the Securities

Exchange Act of 1934 and pursuant to, and in accordance with, the applicable rules and regulations under the Securities Exchange Act of 1934,

except if such power (or the arrangements relating thereto) is then reportable under Item 6 of Schedule 13D under the Securities Exchange Act of 1934 (or any similar provision of a comparable or successor report).

For purposes of this Agreement, in determining the percentage of the out-

standing Common Shares with respect to which a Person is the Beneficial

Owner, all shares as to which such Person is deemed the Beneficial Owner shall be deemed outstanding.

            "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the Commonwealth of Virginia are authorized or obligated by law or executive order to close.

            "Close of business" on any given date shall mean 5:00 p.m.

Richmond, Virginia time on such date; provided, however, that if such date is not a Business Day it shall mean, 5:00 p.m. Richmond, Virginia time on the next succeeding Business Day.

            "Common Shares" shall mean the shares of common stock, par value $5.00 per share, of the Company.

            "Distribution Date" shall mean the close of business on the earlier of (i) the tenth business day (or such later date as the Board of

Directors of the Company may from time to time fix by resolution adopted prior to the Distribution Date that would otherwise have occurred) after the date on which any Person commences a tender or exchange offer which, if consummated, would result in such Person's becoming an Acquiring Person and

(ii) the Flip-in Date; provided, that if any tender or exchange offer referred to in clause (i) of this paragraph is cancelled, terminated or otherwise withdrawn prior to the Distribution Date without the purchase of any Common Shares pursuant thereto, such offer shall be deemed, for purposes of this paragraph, never to have been made.

            "Exchange Time" shall mean the time at which the right to

exercise the Rights shall terminate pursuant to Section 3.1(c) hereof.

            "Final Expiration Date" shall mean the earliest of (i) the

Exchange Time, (ii) the Redemption Time, (iii) the close of business on the tenth-year anniversary of the date hereof and (iv) upon the merger of the

Company into another corporation pursuant to an agreement entered into prior to a Flip-in Date.

            "Flip-in Date" shall mean the tenth business day after any

Shares Acquisition Date which is not the result of a Flip-over
Transaction

or Event or such earlier or later date as the Board of Directors of the

Company may from time to time fix by resolution adopted prior to the Flip-

in Date that would otherwise have occurred.

            "Flip-over Entity," for purposes of Section 3.2, shall mean

(i) in the case of a Flip-over Transaction or Event described in clause

(i) of the definition thereof, the Person issuing any securities into which

Common Shares are being converted or exchanged and, if no such securities are being issued, the other party to such Flip-over Transaction or Event and (ii) in the case of a Flip-over Transaction or Event referred to in clause (ii) of the definition thereof, the Person receiving the greatest portion of the assets or earning power being transferred in such Flip-over

Transaction or Event, provided in all cases if such Person is a subsidiary of a corporation, the parent corporation shall be the Flip-over Entity.

            "Flip-over Stock" shall mean the capital stock (or similar equity interest) with the greatest voting power in respect of the election of directors (or other persons similarly responsible for direction of the business and affairs) of the Flip-over Entity.

            "Flip-over Transaction or Event" shall mean a transaction or series of transactions after the time when an

Acquiring Person has become such in which, directly or indirectly, (i) the

Company shall consolidate or merge or participate in a share exchange with any other Person if, at the time of the consolidation, merger or share exchange or at the time the Company enters into any agreement with respect to any such consolidation, merger or share exchange, the Acquiring Person

Controls the Board of Directors of the Company and either (A) any term of or arrangement concerning the treatment of shares of capital stock in such consolidation, merger or share exchange relating to the Acquiring Person is not identical to the terms and arrangements relating to other holders of the Common Shares or (B) the Person with whom the transaction or series of transactions occurs is the Acquiring Person, an Affiliate or Associate of the Acquiring Person or acting in concert with the Acquiring Person or

(ii) the Company shall sell or otherwise transfer (or one or more of its

Subsidiaries shall sell or otherwise transfer) assets (A) aggregating more than 50% of the assets (measured by either book value or fair market value)

or (B) generating more than 50% of the operating income or cash flow, of the Company and its Subsidiaries (taken as a whole) to any Person (other than the Company or one or more of its wholly owned Subsidiaries) or to two or more such Persons which are Affiliates or Associates or otherwise acting in concert, if, at the time of the entry by the Company (or any such

Subsidiary) into an agreement with respect to such sale or transfer of assets, the Acquiring Person Controls the Board of Directors of the Company.  An Acquiring Person shall be deemed to Control the

Company's Board of Directors when, following a Flip-in Date, the persons who were directors of the Company before the Flip-in Date shall cease to constitute a majority of the Company's Board of Directors.

            "Market Price" per share of any securities on any date shall mean the average of the daily closing prices per share of such securities

(determined as described below) on each of the 20 consecutive Trading
Days

through and including the Trading Day immediately preceding such date;

provided, however, that if an event of a type analogous to any of the events described in Section 2.4 hereof shall have caused the closing prices used to determine the Market Price on any Trading Days during such period of 20 Trading Days not to be fully comparable with the closing price on such date, each such closing price so used shall be appropriately adjusted in order to make it fully comparable with the closing price on such date.

The closing price per share of any securities on any date shall be the last reported sale price, regular way, or, in case no such sale takes place or is quoted on such date, the average of the closing bid and asked prices,

regular way, for each share of such securities, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange,

Inc. or, if the securities are not listed or admitted to trading on the New

York Stock Exchange, Inc., as reported in the principal consolidated trans-

action reporting system with respect to securities listed on the principal national securities exchange on which the securities are listed or admitted to trading or, if the securities are not listed or admitted to trading on any national securities exchange, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use, or, if on any such date the securities are not listed or ad-

mitted to trading on any national securities exchange or quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected by the Board of Directors of the Company; provided, however, that if on any such date the securities are not listed or admitted to trading on a national securities exchange or traded in the over-the-counter market, the closing price per share of such securities on such date shall mean the fair value per share of securities on such date as determined in good faith by the Board of Directors of the Company, after consultation with a nationally recognized investment banking firm, and set forth in a certificate delivered to the Rights Agent.

            "Person" shall mean any individual, firm, partnership,

association, group (as such term is used in Rule 13d-5 under the Securities

Exchange Act of 1934, as such Rule is in effect on the date of this

Agreement), corporation or other entity.

            "Preferred Shares" shall mean shares of 1983 Preferred Stock,

Series A Junior Participating Preferred Stock, par value $25.00 per share,

of the Company having the rights and preferences set forth in the Form of

Articles of Amendment to the Articles of Incorporation in substantially the form set forth in Exhibit B hereto.

            "Purchase Price" shall mean, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole

Right.  Until adjustment thereof in accordance with the terms hereof, the

Purchase Price shall equal $110.

            "Redemption Price" shall mean an amount equal to one cent, $0.01.

            "Redemption Time" shall mean the time at which the right to exercise the Rights shall terminate pursuant to Section 5.1 hereof.

            "Shares Acquisition Date" shall mean the first date of public announcement by the Company (by any means) that an Acquiring Person has become such.

            "Subsidiary" of any specified Person shall mean any corporation or other entity of which a majority of the voting power of the equity securities or a majority of the equity interest is Beneficially Owned, directly or indirectly, by such Person.

            "Trading Day," when used with respect to any securities, shall mean a day on which the New York Stock Exchange, Inc. is open for the transaction of business or, if such securities are not listed or admitted to trading on the New York Stock Exchange, Inc., a day on which the princi-

pal national securities exchange on which such securities are listed or admitted to trading is open for the transaction of business or, if such securities are not listed or admitted to trading on any national securities exchange, a Business Day.


                                 ARTICLE II

                                 THE RIGHTS

            2.1 Summary of Rights. As soon as practicable after the date hereof, the Company will mail a letter summarizing the amended terms of the

Rights to each holder of record of Common Shares as of the date hereof, at such holder's address as shown by the records of the Company.

            2.2 Legend on Common Share Certificates. Certificates for the

Common Shares issued after the date hereof but prior to the Distribution

Date shall evidence one Right for each Common Share represented thereby and shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

      Until the Distribution Date (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the
      holder hereof to certain Rights as set forth in an Amended and Restated Rights Agreement, dated as of November 9, 1994 (as such may
      be amended from time to time, the "Rights Agreement"), between Central Fidelity Banks, Inc. (the "Company") and Central Fidelity National Bank, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may
      be redeemed, may be exchanged for Common Shares or other securities or assets of the Company or a Subsidiary of the Company, may expire,
      may become void (if they are "Beneficially Owned" by an "Acquiring Person" or an Affiliate or Associate thereof, as such terms are defined in the Rights Agreement, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge within five days after the
      receipt of a written request therefor.

Certificates representing Common Shares that were issued and outstanding at the Record Date shall evidence one Right for each Common Share evidenced thereby notwithstanding the absence of the foregoing legend and certificates representing Common Shares issued after such time but prior to the date hereof bearing the form of legend set forth in the Original
Rights

Agreement shall evidence one Right for each Common Share on the terms set forth in this Agreement.

            2.3  Exercise of Rights; Distribution of Rights Certificates.

(a)  Subject to Sections 3.1, 5.1 and 5.10 and subject to adjustment as herein set forth, each Right will entitle the holder thereof, after the

Distribution Date
and prior to the Final Expiration Date, to purchase, for the Purchase

Price, one one-hundredth of a Preferred Share.

            (b) Until the Distribution Date, (i) no Right may be exercised and (ii) each Right will be evidenced by the certificate for the associated

Common Share (together, in the case of certificates issued prior to the

Record Date, with the Summary of Rights mailed to the record holder thereof pursuant to Section 3 of the Original Rights Agreement) and will be transferable only together with, and will be transferred by a transfer

(whether with or without such letter) of, such associated share.

            (c)  Subject to the terms hereof, after the Distribution Date and prior to the Final Expiration Date, the Rights (i) may be exercised and

(ii) may be transferred independent of Common Shares.  Promptly following the Distribution Date, the Rights Agent will mail to each holder of record of Common Shares as of the Distribution Date (other than any Person whose

Rights have become void pursuant to Section 3.1(b)), at such holder's address as shown by the records of the Company (the Company hereby agreeing to furnish copies of such records to the Rights Agent for this purpose),

(x) a certificate (a "Rights Certificate") in substantially the form of

Exhibit A hereto appropriately completed, representing the number of Rights held by such holder at the Distribution Date and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appro-

priate and as are not inconsistent with the provisions of this Agreement,

or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any national securities exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage, and (y) a disclosure statement describing the Rights.

            (d)  Subject to the terms hereof, Rights may be exercised on any Business Day after the Distribution Date and prior to the Final

Expiration Date by submitting to the Rights Agent the Rights Certificate evidencing such Rights with an Election to Exercise (an "Election to Exer-

cise") substantially in the form attached to the Rights Certificate duly completed, accompanied by payment in cash, or by certified or official bank check or money order payable to the order of the Company, of a sum equal to the Purchase Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights

Certificates or the issuance or delivery of certificates for shares or depositary receipts (or both) in a name other than that of the holder of the Rights being exercised.

            (e) Upon receipt of a Rights Certificate, with an Election to

Exercise accompanied by payment as set forth in Section 2.3(d), and subject to the terms hereof, the Rights Agent will thereupon promptly (i)(A)

requisition from a transfer agent stock certificates evidencing such number of shares or other securities to be purchased (the Company hereby irrevocably authorizing its transfer agents to comply with all such requisitions) and (B) if the Company elects pursuant to Section 5.5 not to issue certificates representing fractional shares, requisition from the depositary selected by the Company depositary receipts representing the fractional shares to be purchased or requisition from the Company the amount of cash to be paid in lieu of fractional shares in accordance with

Section 5.5 and (ii) after receipt of such certificates, depositary receipts and/or cash, deliver the same to or upon the order of the registered holder of such Rights Certificate, registered (in the case of certificates or depositary receipts) in such name or names as may be desig-

nated by such holder.

            (f) In case the holder of any Rights shall exercise less than all the Rights evidenced by such holder's Rights Certificate, a new
Rights

Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder's duly authorized assigns.

            (g) The Company covenants and agrees that it will (i) take all such action as may be necessary to ensure that all shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized, executed, issued and delivered and fully paid and nonassessable; (ii) take all such action as may be necessary to comply with any applicable requirements of the Securities Act of 1933 or the Securities

Exchange Act of 1934, and the rules and regulations thereunder, and any other applicable law, rule or regulation, in connection with the issuance of any shares upon exercise of Rights; and (iii) pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the original issuance or delivery of the Rights

Certificates or of any shares issued upon the exercise of Rights, provided that the Company shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for shares in a name other than that of the holder of the Rights being transferred or exercised.

            2.4  Adjustments to Purchase Price; Number of Rights.  (a)
In

the event the Company shall at any time prior to the Distribution Date

(i) declare or pay a dividend on Common Shares payable in Common Shares,

(ii) subdivide
the outstanding Common Shares or (iii) combine the outstanding Common

Shares into a smaller number of Common Shares, (x) the Purchase Price in effect after such adjustment will be equal to the Purchase Price in effect immediately prior to such adjustment divided by the number of Common
Shares

(the "Expansion Factor") that a holder of one Common Share immediately prior to such dividend, subdivision or combination would hold thereafter as a result thereof and (y) each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights will be deemed to be distributed among the Common

Shares with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend,

subdivision or combination, so that each such Common Share will have exactly one Right associated with it.  Each adjustment made pursuant to this paragraph shall be made as of the payment or effective date for the applicable dividend, subdivision or combination.

            In the event the Company shall at any time prior to the

Distribution Date issue any Common Shares otherwise than in a transaction referred to in the preceding paragraph, each such Common Share so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such share.  To the extent provided in Section 5.3, Rights
shall be issued by the Company in respect of Common Shares that are issued or sold by the Company after the Distribution Date.

            (b)  In the event the Company shall prior to the Distribution

Date issue or distribute any securities or assets in respect of, in lieu of or in exchange for Common Shares (other than pursuant to a regular periodic cash dividend or a dividend paid solely in Common Shares) whether by dividend, in a reclassification or recapitalization (including any such transaction involving a merger, consolidation or share exchange), or other-

wise, the Company shall make such adjustments, if any, in the Purchase

Price, number of Rights and/or securities or other property purchasable upon exercise of Rights as the Board of Directors of the Company, in its

sole discretion, may deem to be appropriate under the circumstances in order to adequately protect the interests of the holders of Rights generally, and the Company and the Rights Agent shall amend this Agreement as necessary to provide for such adjustments.

            (c)  Each adjustment to the Purchase Price made pursuant to this Section 2.4 shall be calculated to the nearest cent.  Whenever an adjustment to the Purchase Price is made pursuant to this Section 2.4, the

Company shall (i) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (ii) promptly file with the Rights Agent and with each transfer agent for the Common Shares a copy of such certificate and (iii) mail a brief summary thereof to each holder of Rights

Certificates.

            (d) Irrespective of any adjustment or change in the securities purchasable upon exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the securities so purchasable which were expressed in the initial Rights Certificates issued hereunder.

            2.5 Date on Which Exercise is Effective. Each person in whose name any certificate for shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price for such Rights (and any applicable taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the stock transfer books of the

Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the stock transfer books of the Company are open.

            2.6  Execution, Authentication, Delivery and Dating of Rights

Certificates. (a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, its

President, any of its Vice Presidents or its Treasurer, under its corporate seal reproduced thereon attested by its Secretary or any of its Assistant

Secretaries.  The signature of any of these officers on the Rights
Certifi-

cates may be manual or facsimile.

            Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

            Promptly after the Distribution Date, the Company will notify the Rights Agent of such Distribution Date and will deliver Rights

Certificates executed by the Company to the Rights Agent for countersigna-

ture, and, subject to Section 3.1(b), the Rights Agent shall manually countersign and deliver such Rights Certificates to the holders of the

Rights pursuant to Section 2.3(c) hereof.  No Rights Certificate shall be valid for any purpose unless manually countersigned by the Rights Agent.

            (b)  Each Rights Certificate shall be dated the date of

countersignature thereof.

            2.7  Registration, Registration of Transfer and Exchange.

(a)  After the Distribution Date, the Company will cause to be kept a register (the "Rights Register") in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed

"Rights Registrar" for the purpose of maintaining the Rights Register for the Company and registering Rights and transfers of Rights after the

Distribution Date as herein provided.  In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times after the

Distribution Date.

            After the Distribution Date and prior to the Final Expiration

Date, upon surrender for registration of transfer or exchange of any Rights

Certificate, and subject to the provisions of Section 2.7(c) and (d), the

Company will execute, and the Rights Agent will countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder's instructions, one or more new Rights

Certificates evidencing the same aggregate number of Rights as did the

Rights Certificate so surrendered.

            (b) Except as otherwise provided in Section 3.1(b), all Rights issued upon any registration of transfer or exchange of Rights
Certificates

shall be the
valid obligations of the Company, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

            (c)  Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company or the Rights

Agent, as the case may be, duly executed by the holder thereof or such holder's attorney duly authorized in writing.  As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

            (d) The Company shall not be required to register the transfer or exchange of any Rights after such Rights have become void under Section

3.1(b), been exchanged under Section 3.1(c) or been redeemed or terminated under Section 5.1.

            2.8  Mutilated, Destroyed, Lost and Stolen Rights
Certificates.

(a)  If any mutilated Rights Certificate is surrendered to the Rights
Agent

prior to the Expiration Time, then, subject to Sections 3.1(b) and 5.1, the

Company shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

            (b) If there shall be delivered to the Company and the Rights

Agent prior to the Final Expiration Date (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such security or indemnity as may be required by them to save each of them and any of their agents harmless, then, subject to Sections 3.1(b) and 5.1 and in the absence of notice to the Company or the Rights Agent that such

Rights Certificate has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights
Certificate,

a new Rights Certificate evidencing the same number of Rights as did the

Rights Certificate so destroyed, lost or stolen.

            (c)  As a condition to the issuance of any new Rights

Certificate under this Section 2.8, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith.

            (d)  Every new Rights Certificate issued pursuant to this

Section 2.8 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence an original additional contractual obligation of the

Company, whether or not the
destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this

Agreement equally and proportionately with any and all other Rights duly issued hereunder.

            2.9  Persons Deemed Owners.  Prior to due presentment of a

Rights Certificate (or, prior to the Distribution Date, the associated

Common Share certificate) for registration of transfer, the Company, the

Rights Agent and any agent of the Company or the Rights Agent may deem and treat the person in whose name such Rights Certificate (or, prior to the

Distribution Date, such Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, including the payment of the Redemption Price, and neither the

Company nor the Rights Agent shall be affected by any notice to the contrary.  As used in this Agreement, unless the context otherwise requires, the term "holder" of any Rights shall mean the registered holder of such Rights (or, prior to the Distribution Date, the associated Common

Shares).

            2.10  Delivery and Cancellation of Certificates.  All Rights

Certificates surrendered upon exercise or for registration of transfer or exchange shall, if surrendered to any person other than the Rights Agent,

be delivered to the Rights Agent and, in any case, shall be promptly can-

celled by the Rights Agent.  The Company may at any time deliver to the

Rights Agent for cancellation any Rights

Certificates previously countersigned and delivered hereunder which the

Company may have acquired in any manner whatsoever, and all Rights
Certifi-

cates so delivered shall be promptly cancelled by the Rights Agent.  No

Rights Certificates shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.10, except as expressly permitted by this Agreement.  The Rights Agent shall destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Company.

            2.11  Agreement of Rights Holders.  Every holder of Rights by accepting the same consents and agrees with the Company and the Rights

Agent and with every other holder of Rights that:

            (a)  prior to the Distribution Date, each Right will be

transferable only together with, and will be transferred by a transfer of,

the associated Common Share;

            (b) after the Distribution Date, the Rights Certificates will be transferable only on the Rights Register as provided herein;

            (c)  prior to due presentment of a Rights Certificate (or,

prior to the Distribution Date, the associated Common Share certificate)

for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the person in whose name the Rights Certificate (or, prior to the Distribution Date, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary;

            (d)  Rights beneficially owned by certain Persons will, under the circumstances set forth in Section 3.1(b), become void; and

            (e) this Agreement may be supplemented or amended from time to time pursuant to Section 2.4(b) or 5.4 hereof.

                                ARTICLE III

                       ADJUSTMENTS TO THE RIGHTS IN
                     THE EVENT OF CERTAIN TRANSACTIONS

            3.1  Flip-in.  (a)  In the event that prior to the Final

Expiration Date a Flip-in Date shall occur, except as provided in this

Section 3.1, each Right shall constitute the right to purchase from the

Company, upon exercise thereof in accordance with the terms hereof (but subject to Section 5.10), that number of Common Shares having an aggregate

Market Price on the Shares Acquisition Date equal to twice the Purchase

Price for an amount in cash equal to the Purchase Price (such right to be appropriately adjusted in order to protect the interests of the holders of

Rights generally in the event that on or after such Shares Acquisition
Date

an event of a type analogous to any of the events described in

Section 2.4(a) or (b) shall have occurred with respect to the Common

Shares).

            (b) Notwithstanding the foregoing, any Rights that are or were

Beneficially Owned on or after the Shares Acquisition Date by an Acquiring

Person or an Affiliate or Associate thereof or by any transferee, direct or indirect, of any of the foregoing shall become void and any holder of such

Rights (including transferees) shall thereafter have no right to exercise or transfer such Rights under any provision of this Agreement.  If any

Rights Certificate is presented for assignment or exercise and the Person presenting the same will not complete the certification set forth at the end of the form of assignment or notice of election to exercise and provide such additional evidence of the identity of the Beneficial Owner and its

Affiliates and Associates (or former Beneficial Owners and their
Affiliates

and Associates) as the Company shall reasonably request, then the Company shall be entitled conclusively to deem the Beneficial Owner thereof to be an Acquiring Person or an Affiliate or Associate thereof or a transferee of any of the foregoing and accordingly will deem the Rights evidenced thereby to be void and not transferable or exercisable.

            (c) The Board of Directors of the Company may, at its option,

at any time after a Flip-in Date and prior to the time that an Acquiring

Person becomes the Beneficial Owner of more than 50% of the outstanding shares of Common Stock, elect to exchange all (but not less than all) the then outstanding Rights (which shall not include Rights that have become void pursuant to the provisions of Section 3.1(b)) for Common

Shares at an exchange ratio of one Common Share per Right, appropriately adjusted in order to protect the interests of holders of Rights generally in the event that after the Distribution Date an event of a type analogous to any of the events described in Section 2.4(a) or (b) shall have occurred with respect to the Common Shares (such exchange ratio, as adjusted from time to time, being hereinafter referred to as the "Exchange Ratio").

            Immediately upon the action of the Board of Directors of the

Company electing to exchange the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right (other than Rights that have become void pursuant to Section

3.1(b)) will thereafter represent only the right to receive a number of

Common Shares equal to the Exchange Ratio.  Promptly after the action of the Board of Directors electing to exchange the Rights, the Company shall give notice thereof (specifying the steps to be taken to receive Common

Shares in exchange for Rights) to the Rights Agent and the holders of the

Rights (other than Rights that have become void pursuant to Section
3.1(b))

outstanding immediately prior thereto by mailing such notice in accordance with Section 5.9.

            Each Person in whose name any certificate for shares is issued upon the exchange of Rights pursuant to
this Section 3.1(c) or Section 3.1(d) shall for all purposes be deemed to have become the holder of record of the shares represented thereby on, and such certificate shall be dated, the date upon which the Rights
Certificate

evidencing such Rights was duly surrendered and payment of any applicable taxes and other governmental charges payable by the holder was made;

provided, however, that if the date of such surrender and payment is a date upon which the stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the stock transfer books of the Company are open.

            (d)  Whenever the Company shall become obligated under

Section 3.1(a) or (c) to issue Common Shares upon exercise of or in exchange for Rights, the Company, at its option, may substitute therefor

Preferred Shares, at a ratio of one one-hundredth of Preferred Share for each Common Share so issuable.

            (e) In the event that there shall not be sufficient authorized but unissued Common Shares or Preferred Shares of the Company to permit the exercise or exchange in full of the Rights in accordance with

Section 3.1(a) or (c), the Company shall either (i) call a meeting of shareholders seeking approval to cause sufficient additional shares to be authorized (provided that if such approval is not obtained the Company will take the action specified in clause (ii) of this sentence)

or (ii) take such action as shall be necessary to ensure and provide, to the extent permitted by applicable law and any agreements or instruments in effect on the Shares Acquisition Date to which it is a party, that each

Right shall thereafter constitute the right to receive, (x) at the

Company's option, either (A) in return for the Purchase Price, debt or equity securities or other assets (or a combination thereof) having a fair value equal to twice the Purchase Price, or (B) without payment of consideration (except as otherwise required by applicable law), debt or equity securities or other assets (or a combination thereof) having a fair value equal to the Purchase Price, or (y) if the Board of Directors of the

Company elects to exchange the Rights in accordance with Section 3.1(c),

debt or equity securities or other assets (or a combination thereof) having a fair value equal to the product of the Market Price of a Common Share on the Flip-in Date times the Exchange Ratio in effect on the Flip-in Date,

where in any case set forth in (x) or (y) above the fair value of such debt or equity securities or other assets shall be as determined in good faith by the Board of Directors of the Company, after consultation with a nationally recognized investment banking firm.

            3.2  Flip-over.  (a)  Prior to the Expiration Time, the
Company

shall not enter into any agreement with
respect to, consummate or permit to occur any Flip-over Transaction or

Event unless and until it shall have entered into a supplemental agreement with the Flip-over Entity, for the benefit of the holders of the Rights,

providing that, upon consummation or occurrence of the Flip-over

Transaction or Event (i) each Right shall thereafter constitute the right to purchase from the Flip-over Entity, upon exercise thereof in accordance with the terms hereof, that number of shares of Flip-over Stock of the

Flip-over Entity having an aggregate Market Price on the date of consum-

mation or occurrence of such Flip-over Transaction or Event equal to twice the Purchase Price for an amount in cash equal to the Purchase Price
(such

right to be appropriately adjusted in order to protect the interests of the holders of Rights generally in the event that after such date of consumma-

tion or occurrence an event of a type analogous to any of the events described in Section 2.4(a) or (b) shall have occurred with respect to the

Flip-over Stock) and (ii) the Flip-over Entity shall thereafter be liable for, and shall assume, by virtue of such Flip-over Transaction or Event and such supplemental agreement, all the obligations and duties of the Company pursuant to this Agreement. The provisions of this Section 3.2 shall apply to successive Flip-over Transactions or Events.

            (b)  Prior to the Expiration Time, unless the Rights will be redeemed pursuant to Section 5.1 hereof in connection therewith, the Company shall not enter into any agreement with respect to, consummate or permit to occur any Flip-over Transaction or

Event if at the time thereof there are any rights, warrants or securities outstanding or any other arrangements, agreements or instruments that would eliminate or otherwise diminish in any material respect the benefits intended to be afforded by this Rights Agreement to the holders of Rights upon consummation of such transaction.

                                 ARTICLE IV

                              THE RIGHTS AGENT

            4.1  General.  (a)  The Company hereby appoints the Rights

Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment.

The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this

Agreement and the exercise and performance of its duties hereunder.  The

Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights

Agent, for anything done or omitted to be done by the Rights Agent in connection with the acceptance
and administration of this Agreement, including the costs and expenses of defending against any claim of liability.

            (b)  The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for securities purchasable upon exercise of Rights, Rights

Certificate, certificate for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter,

notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons.

            4.2  Merger or Consolidation or Change of Name of Rights
Agent.

(a)  Any corporation into which the Rights Agent or any successor Rights

Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights

Agent or any successor Rights Agent is a party, or any corporation succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor

Rights Agent under the provisions of Section 4.4 hereof.  In case at the time such successor Rights Agent succeeds to the agency created by this

Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such

Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such

Rights Certificates will have the full force provided in the Rights

Certificates and in this Agreement.

            (b)  In case at any time the name of the Rights Agent is

changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such

Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

            4.3  Duties of Rights Agent.  The Rights Agent undertakes the duties and obligations imposed by this Agree-ment upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

            (a)  The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

            (b)  Whenever in the performance of its duties under this

Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person believed by the

Rights Agent to be the Chairman of the Board, the Chief Executive
Officer,

or any Vice President and by the Treasurer or the Secretary or any

Assistant Secretary of the Company and delivered to the Rights Agent; and

such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this

Agreement in reliance upon such certificate.

            (c) The Rights Agent will be liable hereunder only for its own negligence, bad faith or willful misconduct.

            (d)  The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for securities purchasable upon exercise of Rights or the

Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Company only.

            (e)  The Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the

Rights Agent) or in respect of the validity or execution of any certificate for securities purchasable upon exercise of Rights or Rights Certificate

(except its countersignature thereof); nor will it be responsible for any breach by the Company of any covenant or condition contained in this

Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 3.1(b) hereof) or any adjustment required under the provisions of Section 2.4, 3.1 or 3.2 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.4 describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any securities purchasable upon exercise of Rights or any Rights or as to whether any securities purchasable upon exercise of Rights will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and nonassess-

able.

            (f)  The Company agrees that it will perform, execute,

acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

            (g)  The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person believed by the Rights Agent to be the Chairman of the

Board, the Chief Executive Officer, the President, any Vice President, the

Treasurer, the Secretary or any Assistant Secretary of the Company, and to

apply to such persons for advice or instructions in connection with its duties, and it shall not
be liable for any action taken or suffered by it in good faith in accordance with instructions of any such person.

            (h) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Shares, Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

            (i)  The Rights Agent may execute and exercise any of the

rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

            4.4  Change of Rights Agent.  The Rights Agent may resign and be discharged from its duties under this Agreement upon 90 days' notice
(or

such lesser notice as is acceptable to the Company) in writing mailed to the Company and to each transfer agent of Common Shares by registered or certified mail, and to the holders of the Rights in accordance with

Section 5.9. The Company may remove the Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent and to each transfer agent of the

Common Shares by registered or certified mail, and to the holders of the

Rights in accordance with Section 5.9.  If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder's Rights Certificate for inspection by the Company), then the holder of any Rights may apply to any court of competent jurisdiction for the appointment of a new Rights
Agent.

Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of the Commonwealth of Virginia or of any other state of the United States, in good standing, having its principal office in the Commonwealth of Virginia or such other state, which is authorized under such laws to exercise the powers of the Rights Agent contemplated by this Agreement and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least

$50,000,000. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor
Rights

Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose.  Not later than the effective date of any such appointment, the

Company will file notice thereof in writing with the predecessor Rights

Agent and each transfer agent of the Common Shares, and mail a notice thereof in writing to the holders of the Rights.  Failure to give any notice provided for in this Section 4.4, however, or any defect therein,

shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

                               ARTICLE V

                              MISCELLANEOUS

            5.1  Redemption  (a)  The Board of Directors of the Company

may, at its option, at any time prior to the close of business on the Flip-

in Date, elect to redeem all (but not less than all) the then outstanding

Rights at the Redemption Price and the Company, at its option, may pay the

Redemption Price either in cash or shares of Common Stock or other securities of the Company deemed by the Board of Directors, in the exercise of its sole discretion, to be at least equivalent in value to the

Redemption Price.

            (b)  Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights (or, if the resolution of the

Board of Directors electing to redeem the Rights states that the redemption will not be effective until the occurrence of a specified future time or event, upon the occurrence of such future time or event), without any further action and without any notice, the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive the Redemption Price in cash or securities, as determined by the

Board of Directors.  Promptly after the Rights are redeemed, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice in accordance with Sec-

tion 5.9.

            5.2 Expiration. The Rights and this Agreement shall expire at the Final Expiration Date and no Person shall have any rights pursuant to this Agreement or any Right after the Final Expiration Date, except, if the

Rights are exchanged or redeemed, as provided in Section 3.1(c), 3.2 or
5.1

hereof.

            5.3 Issuance of New Rights Certificates. Notwithstanding any

of the provisions of this Agreement or of the Rights to the contrary, the

Company may, at its option,
issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the number or kind or class of shares of stock purchasable upon exercise of

Rights made in accordance with the provisions of this Agreement.  In addition, in connection with the issuance or sale of Common Shares by the

Company following the Distribution Date and prior to the Redemption Time or

Final Expiration Date pursuant to the terms of securities convertible or redeemable into Common Shares or to options, in each case issued or granted prior to, and outstanding at, the Distribution Date, the Company shall issue to the holders of such Common Shares, Rights Certificates representing the appropriate number of Rights in connection with the issuance or sale of such Common Shares; provided, however, in each case,

(i) no such Rights Certificate shall be issued, if, and to the extent that,

the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or to the Person to whom such Rights Certificates would be issued, (ii) no such

Rights Certificates shall be issued if, and to the extent that, appropriate adjustment shall have otherwise been made in lieu of the issuance thereof,

and (iii) the Company shall have no obligation to distribute Rights

Certificates to any Acquiring Person or Affiliate or Asso-ciate of an Acquiring Person or any transferee of any of the foregoing.

            5.4 Supplements and Amendments. The Company may from time to time supplement or amend this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions with respect to the Rights which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the  Company and the Rights Agent, provided, however, that from and after such time as any person becomes an Acquiring Person, this

Agreement shall not be amended in any manner which would adversely affect the interests of the holders of Rights and provided, further, that the threshold percentage in the definition of Acquiring Person shall not be lower than 10%.

            5.5  Fractional Shares.  If the Company elects not to issue certificates representing fractional shares upon exercise or redemption of

Rights, the Company shall, in lieu thereof, in the sole discretion of the

Board of Directors, either (a) evidence such fractional shares by depositary receipts issued pursuant to an appropriate agreement between the

Company and a depositary selected by it, providing that each holder of a depositary receipt shall have all of the rights, privileges and preferences to which such holder would be entitled as a beneficial owner of such fractional share, or (b) sell such shares on behalf of the holders of Rights and pay to the registered holder of such

Rights the appropriate fraction of price per share received upon such sale.

            5.6 Rights of Action. Subject to the terms of this Agreement

(including Section 3.1(b)), rights of action in respect of this Agreement,

other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights; and any holder of any Rights,

without the consent of the Rights Agent or of the holder of any other

Rights, may, on such holder's own behalf and for such holder's own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder's right to exercise such holder's

Rights in the manner provided in such holder's Rights Certificate and in this Agreement.  Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this

Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of,

the obligations of any Person subject to this Agreement.

            5.7 Holder of Rights Not Deemed a Shareholder. No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of shares or any other securities which may at any time be issuable on the exercise of such Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders
(except

as provided in Section 5.8 hereof), or to receive dividends or subscription rights, or otherwise, until such Rights shall have been exercised or exchanged in accordance with the provisions hereof.

            5.8  Notice of Proposed Actions.  In case the Company shall propose after the Distribution Date and prior to the Final Expiration
Date

(i) to effect or permit  occurrence of any Flip-over Transaction or Event or (ii) to effect the liquidation, dissolution or winding up of the

Company, then, in each such case, the Company shall give to each holder of a Right, in accordance with Section 5.9 hereof, a notice of such proposed action, which shall specify the date on which such Flip-over Transaction or

Event, liquidation, dissolution, or winding up is to take place, and such notice shall be so given at least 20 Business Days prior to the date of the taking of such proposed action.

            5.9  Notices.  Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Company shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                  Central Fidelity Banks, Inc.
                  1021 East Cary Street
                  P.O. Box 27602
                  Richmond, Virginia   23261

                  Attention: Corporate Secretary

Any notice or demand authorized or required by this Agreement to be given or made by the Company or by the holder of any Rights to or on the Rights

Agent shall be sufficiently given or made if delivered or sent by first-

class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                  Central Fidelity National Bank
                  1021 East Cary Street
                  P.O. Box 27602
                  Richmond, Virginia  23261

                  Attention:  Stock Transfer Department

Notices or demands authorized or required by this Agreement to be given or made by the Company or the Rights Agent to or on the holder of any Rights shall be sufficiently given or
made if delivered or sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given,

whether or not the holder receives the notice.

            5.10  Suspension of Exercisability.  To the extent that the

Company determines in good faith that some action will or need be taken pursuant to Section 3.1 to comply with federal or state securities laws,

the Company may suspend the exercisability of the Rights for a reasonable period in order to take such action or comply with such laws. In the event of any such suspension, the Company shall issue as promptly as practicable a public announcement stating that the exercisability or exchangeability of the Rights has been temporarily suspended.  Notice thereof pursuant to

Section 5.9 shall not be required.

            Failure to give a notice pursuant to the provisions of this

Agreement shall not affect the validity of any action taken hereunder.

            5.11  Costs of Enforcement.  The Company agrees that if the

Company or any other Person the securities of which are purchasable upon exercise of Rights fails to fulfill any of its obligations pursuant to this

Agreement,
then the Company or such Person will reimburse the holder of any Rights for the costs and expenses (including legal fees) incurred by such holder in actions to enforce such holder's rights pursuant to any Rights or this

Agreement.

            5.12  Successors.  All the covenants and provisions of this

Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

            5.13  Benefits of this Agreement.  Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights

Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the holders of the

Rights.

            5.14 Determination and Actions by the Board of Directors, etc.

The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including,

without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement.  All such actions,

calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board of

Directors of the Company to any liability to the holders of the Rights.

            5.15 Descriptive Headings. Descriptive headings appear herein for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

            5.16  Governing Law.  THIS AGREEMENT AND EACH RIGHT ISSUED

HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE

COMMONWEALTH OF VIRGINIA AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND

CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH COMMONWEALTH APPLICABLE TO

CONTRACTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE.

            5.17  Counterparts.  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

            5.18  Severability.  If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to
such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

            IN WITNESS WHEREOF, the parties hereto have caused this

Agreement to be duly executed as of the date first above written.

                                    CENTRAL FIDELITY BANKS, INC.



                                    By: /s/ James F. Campbell
                                       Name: James F. Campbell
                                       Title: Senior Vice President
                                                and Controller


                                    CENTRAL FIDELITY NATIONAL BANK



                                    By: /s/ William N. Stoyko
                                       Name: William N. Stoyko
                                       Title: Secretary

                                                               EXHIBIT A

                        [Form of Rights Certificate]

Certificate No. W-                              _______ Rights

      THE RIGHTS ARE SUBJECT TO REDEMPTION OR
      MANDATORY EXCHANGE, AT THE OPTION OF THE
      COMPANY, ON THE TERMS SET FORTH IN THE RIGHTS
      AGREEMENT.  RIGHTS BENEFICIALLY OWNED BY
      ACQUIRING PERSONS OR AFFILIATES OR ASSOCIATES
      THEREOF (AS SUCH TERMS ARE DEFINED IN THE
      RIGHTS AGREEMENT) OR TRANSFEREES OF ANY OF
      THE FOREGOING WILL BE VOID.

                             Rights Certificate


                        CENTRAL FIDELITY BANKS, INC.

            This certifies that ____________________, or registered

assigns, is the registered holder of the number of Rights set forth above,

each of which entitles the registered holder thereof, subject to the terms,

provisions and conditions of the Amended and Restated Rights Agreement,

dated as of November 9, 1994 (as amended from time to time, the "Rights

Agreement"), between Central Fidelity Banks, Inc. a Virginia corporation

(the "Company"), and Central Fidelity National Bank, a national banking association, as Rights Agent (the "Rights Agent", which term shall include any successor Rights Agent under the Rights Agreement), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to the close of business on

November 9, 2004, one one-hundredth of a fully paid share of 1983
Preferred

Stock, Series A Junior Participating Preferred Stock, par value $25 per share (the "Preferred Shares"), of the Company (subject to adjustment as provided in the Rights Agreement) at the Purchase Price referred to below, upon presentation and surrender of this Rights Certi-

ficate with the Form of Election to Exercise duly executed at the principal office of the Rights Agent in Richmond, Virginia. The Purchase Price shall initially be $110 per Right and shall be subject to adjustment in certain events as provided in the Rights Agreement.

            In certain circumstances described in the Rights Agreement, the

Rights evidenced hereby may entitle the registered holder thereof to purchase securities of an entity other than the Company or securities or assets of the Company other than Preferred Shares, all as provided in the

Rights Agreement.

            This Rights Certificate is subject to all of the terms,

provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the principal office of the Company and are available without cost upon written request.

            This Rights Certificate, with or without other Rights

Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights

Certificates of like tenor evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or

Rights Certificates surrendered.  If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

            Subject to the provisions of the Rights Agreement, each Right evidenced by this Certificate may be (a) redeemed by the Company under certain circumstances, at its option, at a redemption price of $0.01 per

Right or (b) exchanged by the Company under certain circumstances, at its option, for one Common Share or one one-hundredth of Preferred Share per

Right (or, in certain cases, other securities or assets of the Company),

subject in each case to adjustment in certain events as provided in the

Rights Agreement.

            No holder of this Rights Certificate, as such, shall be

entitled to vote or receive dividends or be deemed for any purpose the holder of any securities which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders

(except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this

Rights Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

            This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

            WITNESS the facsimile signature of the proper officers of the

Company and its corporate seal.


Date:  ____________


ATTEST:                             CENTRAL FIDELITY BANKS, INC.



___________________________   By______________________
   Title:                              Name:
                                       Title:

Countersigned:

CENTRAL FIDELITY NATIONAL BANK, Rights Agent



By____________________________
   Authorized Signature

                                [Form of Reverse Side of Rights
Certificate]


                             FORM OF ASSIGNMENT

              (To be executed by the registered holder if such
            holder desires to transfer this Rights Certificate.)

            FOR VALUE RECEIVED ________________________ hereby

sells, assigns and transfers unto ___________________
                                        (Please print name
_____________________________________________________
               and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint
_______________

Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:  _______________, 19__


Signature Guaranteed:               _________________________
                                    Signature
                                    (Signature must correspond to
                                    name as written upon the face of
                                    this Rights Certificate in every
                                    particular, without alteration or
                                    enlargement or any change
                                    whatsoever)


            Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.





- -------------------------------------------------------------------------
- -----
                       (To be completed if true)

The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).


                                          _________________________
                                          Signature

- -------------------------------------------------------------------------
- -----


                                   NOTICE

            In the event the certification set forth above is not completed in connection with a purported assignment, the Company will deem the Beneficial Owner of the Rights evidenced by the enclosed Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.

                               [To be attached to each Rights
Certificate]


                        FORM OF ELECTION TO EXERCISE

                    (To be executed if holder desires to
                     exercise the Rights Certificate.)

TO:  CENTRAL FIDELITY BANKS, INC.

            The undersigned hereby irrevocably elects to exercise

_______________________ whole Rights represented by the attached Rights

Certificate to purchase the shares of Series A Junior Participating

Preferred Stock issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:

            ___________________________________
            Address:
            ___________________________________
            Social Security or Other Taxpayer
            Identification Number:

If such number of Rights shall not be all the Rights evidenced by this

Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

            ___________________________________
            Address:
            ___________________________________
            Social Security or Other Taxpayer
            Identification Number:

Dated:  _______________, 19__



Signature Guaranteed:               _________________________
                                    Signature
                                    (Signature must correspond to
                                    name as written upon the face of
                                    the attached Rights Certificate
                                    in every particular, without
                                    alteration or enlargement or
                                    any change whatsoever)

            Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.


- -------------------------------------------------------------------------
- -----
                        (To be completed if true)

            The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by the attached Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).


                                          _________________________
                                          Signature

- -------------------------------------------------------------------------
- -----

                                   NOTICE

            In the event the certification set forth above is not completed in connection with a purported exercise, the Company will deem the Beneficial Owner of the Rights evidenced by the attached Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.

                                                                  EXHIBIT
B






                           ARTICLES OF AMENDMENT
                                     TO
                       THE ARTICLES OF INCORPORATION
                                     OF
                        CENTRAL FIDELITY BANKS, INC.


      1. The name of the corporation is Central Fidelity Banks, Inc., a
Virginia corporation (the "Corporation").

      2. Article III of the Articles of Incorporation of the Corporation, as amended and restated to date, is hereby amended by inserting at the end thereof a new provision establishing the designation of a portion of the Corporation's 1983 Preferred Stock as Series A Junior Participating Preferred Stock of the 1983 Preferred Stock with such preferences, voting powers and relative, participating and other rights and preferences as hereinafter set forth:

            Series A Junior Participating Preferred Stock of the 1983 Preferred Stock:

                (i) The distinctive serial designation of this series shall be "Series A Junior Participating Preferred Stock" (hereinafter called "this Series"). Each share of this
Series
            shall be identical in all respects with the other shares of this Series except as to the dates from and after which divi-dends thereon shall be cumulative.

               (ii) The number of shares in this Series shall initially be
            _______, which number may from time to time be increased or decreased (but not below the number then outstanding) by the Board of Directors. Shares of this Series purchased by the Corporation shall be cancelled and shall revert to authorized but unissued shares of Preferred Stock undesignated as to series. Shares of this Series may be issued in fractional shares, which fractional shares shall entitle the holder, in proportion to such holder's fractional share, to all rights of
            a holder of a whole share of this Series.

              (iii) The holders of full or fractional shares of this Series shall be entitled to receive, when, as and if declared by the Board of Directors, but only out of funds legally avail-
            able therefor, dividends, (A) on each date that dividends or other distributions (other than dividends or distributions payable
            in Common Stock of the Corporation) are payable on or in respect of Common Stock comprising part of the Reference Package (as defined below), in an amount per whole share of this Series equal
            to the aggregate amount of dividends or other distributions
(other
            than dividends or distributions payable in Common Stock of the
            Corporation) that would be payable on such date to a holder of the
            Reference Package and (B) on the last day of March, June, September and December in each year, in an amount per whole share of this
            Series equal to the excess (if any) of $____* over the aggregate dividends paid per whole share of this Series during the three month period ending on such last day. Each such dividend shall be paid to the holders of record of shares of this Series on the date, not exceeding seventy days preceding such dividend or distribution payment date, fixed for the purpose by the Board of Directors in advance of payment of each particular dividend or distribution.
            Dividends on each full and each fractional share of this Series shall be cumulative from the date such full or fractional share is originally issued; provided that any such full or fractional share originally issued after a dividend record date and on or prior to the dividend payment date to which such record date relates shall not be entitled to receive the dividend payable on such dividend payment date or any amount in respect of the period from such original issuance to such dividend payment date. Accrued but unpaid dividends shall not bear interest.

                        The term "Reference Package" shall initially mean
            100 shares of Common Stock, par value $5.00 per share
("Common
            Stock"), of the Corporation. In the event the Corporation shall at any time after the close of business on ________, 19__** (A) declare or pay a dividend




*    Insert an amount equal to 1/4 of the Purchase Price
      (i.e., a guaranteed 1% dividend). [To be completed when Certificate of Designation is filed].

** For a certificate of designation relating to shares to be issued pursuant to Section 2.3 of the Rights Agree-ment, insert the Distribution Date. For a certificate of designation relating to shares to be issued pursuant to Section 3.1(d) of the Rights Agreement, insert the Flip-in Date. [To be completed when Certificate of Designation is filed]
            on any Common Stock payable in Common Stock, (B) subdivide any
            Common Stock or (C) combine any Common Stock into a smaller number of shares, then and in each such case the Reference Package after such event shall be the Common Stock that a holder
            of the Reference Package immediately prior to such event would hold thereafter as a result thereof.

                  Holders of shares of this Series shall not be entitled to
            any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided on this
            Series.

                        So long as any shares of this Series are out-
            standing, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to
            this Series as to dividends or upon liquidation, nor shall any
            Common Stock nor any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to
            this Series as to dividends and upon liquidation), unless, in each case, the full cumulative dividends (including the dividend to be due upon payment of such dividend, distribution,
            redemption, purchase or other acquisition) on all outstanding shares of this Series shall have been, or shall contempora-neously be, paid.

               (iv) In the event of any merger, consolidation, reclassi-fication or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of
            this Series shall at the same time be similarly exchanged or changed in an amount per whole share equal to the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, that a holder of the Reference Package would be entitled to receive as a result of such transaction.

                (v) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary
            or involuntary, the holders of full and fractional shares of this Series shall be entitled, before any distribution or payment is made on any date to the holders of the Common
Stock
            or any other stock of the Corporation ranking junior to this Series upon liquidation, to be paid in full an amount per whole
            share of this Series equal to the greater of (A) $__________* or (B) the aggregate amount distributed or to be distributed prior to such date in connection with such liquidation, disso-
            lution or winding up to a holder of the Reference Package
(such
            greater amount being hereinafter referred to as the "Liquidation Preference"), together with accrued dividends to such distribution or payment date, whether or not earned or declared. If such payment shall have been made in full to all
            holders of shares of this Series, the holders of shares of this
            Series as such shall have no right or claim to any of the remaining assets of the Corporation.

                        In the event the assets of the Corporation avail-
            able for distribution to the holders of shares of this Series upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to the first paragraph of this Section (v), no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of this Series upon such liquidation, dissolution or winding up unless proportionate distributive amounts shall be




* Insert an amount equal to 100 times the Purchase Price in effect as of the Distribution Date. [To be completed when a Certificate of Designation is filed.]

            paid on account of the shares of this Series, ratably in proportion to the full distributable amounts for which holders
            of all such parity shares are respectively entitled upon such liquidation, dissolution or winding up.

                        Upon the liquidation, dissolution or winding up of
            the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of assets of the Corporation available for distribution to its shareholders all
            amounts to which such holders are entitled pursuant to the first paragraph of this Section (v) before any payment shall be
            made to the holders of Common Stock or any other stock of the Corporation ranking junior upon liquidation to this Series.

                        For the purposes of this Section (v), the consoli-
            dation or merger of, or binding share exchange by, the Corpora-
            tion with any other corporation shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation.

               (vi)  The shares of this Series shall not be redeemable.

              (vii) In addition to any other vote or consent of share-holders required by law or by the Restated Articles of Incorporation, as amended, of the Corporation, each whole share
            of this Series shall, on any matter, vote as a class with any other capital stock comprising part of the Reference Package and voting on such matter and shall have the number of votes thereon that a holder of the Reference Package would have.

      3. The Board of Directors of the Corporation, at a meeting duly called and held, in accordance with Section 13.1-684 of the Code of Virginia, as amended, on ________, 19__, adopted the foregoing amendment to the Articles of Incorporation (the "Amendment") in accordance with Section
13.1-639 of the Code of Virginia.

      4.    No shareholder action on the Amendment is required.

      These Articles of Amendment are executed in the name of the Corporation by its Chairman and Chief Executive Officer, who declares under the penalties of perjury that the facts stated herein are true.

                              CENTRAL FIDELITY BANKS, INC.


Date: _______________, 19__   By: __________________________
                                  Lewis N. Miller, Jr.
                                  Chairman and Chief
                                  Executive Officer

Immediately

William N. Stoyko
Corporate Executive Officer
 (804) 697-7145


November 10, 1994



CENTRAL FIDELITY BANKS, INC. AMENDS RIGHTS PLAN


Richmond, VA -- The Board of Directors of Central Fidelity Banks, Inc. (NASDAQ-CFBS) yesterday amended its Rights Agreement, first adopted in 1989. The amendments were the result of a routine review and updating of individual provisions of the Rights Agreement. The threshold at which an acquiring person will "trigger" the rights was lowered from 20% to 10% and provisions were eliminated which made the plan inapplicable to cash tender offers resulting in a person owning 80% of the outstanding stock and which required redemption of the rights following a shareholder vote if an offer for cash meeting criteria were made.

William N. Stoyko, Corporate Executive Officer, Central Fidelity Banks, Inc., stated, "These changes were made to conform our Rights Agreement to the vast majority of such plans by eliminating the two cash offer exceptions. In addition, the lower threshold, which is consistent with the Virginia Affiliated Transactions Act, is intended to prevent control from passing to one or more shareholders without fair consideration being paid to all our shareholders."

A letter to shareholders regarding the amended Rights Agreement and a summary of certain terms of the amended Rights Agreement will be mailed to shareholders shortly.

Central Fidelity is a publicly held company whose shares are traded on the national over-the-counter market and quoted through NASDAQ under the symbol CFBS. Central Fidelity Banks, Inc. is a Richmond, Virginia based bank holding company with approximately $9.9 billion in assets at September 30, 1994 and 230 offices throughout the Commonwealth of Virginia.